Exhibit 99.2
Unaudited Pro Forma Condensed Consolidated Financial Information
     The following unaudited pro forma condensed consolidated financials statements, which were included with the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 6, 2006, illustrate the effects of the Disposition, the retirement of ZNI’s debt and the repayment of the amounts owed under the Company’s Credit Facility with BDCF.
     The Company’s unaudited pro forma condensed consolidated balance sheet as of April 30, 2006 gives effect to these transactions as if they occurred as of that date. The unaudited pro forma condensed consolidated statements of operations for the fiscal years ended July 31, 2005, 2004 and 2003 and for the nine months ended April 30, 2006, give effect to the transactions as if they occurred on August 1, 2002. The unaudited pro forma condensed consolidated financial statements have been derived from, and should be read, in conjunction with, the historical financial statements, including the notes thereto, in the Company’s Form 10-K for the year ended July 31, 2005 and the Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2006, which are incorporated by reference. Such unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have been achieved had the transactions described above occurred on the dates indicated or that may be expected to occur as a result of such transactions.
     On July 17, 2006, the Company sold the assets of its subsidiary, Zila Swab Technologies, Inc. for approximately $641,000, subject to certain working capital adjustments. The Company expects to record the results of the operations of this subsidiary, and the related net loss, as discontinued operations in its fourth quarter ended July 31, 2006. The Company’s management has concluded that the pro forma effects of this sale are not significant and, therefore, are not included in the following unaudited pro forma condensed consolidated financial statements.

ZILA, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of April 30, 2006

	As Reported	Adjustments	Notes	Pro Forma
	(In thousands except share data)

ASSETS
Current Assets:
Cash and cash equivalents	$9,174	$16,667	A	$25,841
Restricted cash collateral	3,600	(3,600)	B	—
Trade receivables — net of allowances	7,559	(4,507)	B	3,052
Inventories — net	7,869	(6,388)	B	1,481
Prepaid expenses and other current assets	2,161	(96)	B	2,065

Total current assets	30,363	2,076		32,439

Property and equipment — net	9,532	(6,901)	B	2,631
Purchased technology — net	2,673	—		2,673
Goodwill — net	6,930	(2,897)	B	4,033
Trademarks and other intangible assets — net	12,813	(8,788)	B	4,025
Other assets	2,501	(2,393)	C	108

Total Assets	$64,812	$(18,903)		$45,909

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$3,238	$(553)	B	$2,685
Accrued liabilities	5,349	(2,376)	B	2,973
Warrant liability	2,331	—		2,331
Short-term borrowings	91	—		91
Deferred gain on sale leaseback	153	—		153
Current portion of long-term debt and capital lease obligations	315	(291)	B	24

Total current liabilities	11,477	(3,220)		8,257

Deferred revenue and deferred gain on sale leaseback	267	—		267
Long-term debt and capital lease obligations — net of discount and current portion and current portion	21,100	(20,563)	D	537

Total liabilities	32,844	(23,783)		9,061

Shareholders’ Equity:
Preferred stock — Series B, $.001 par value — 2,500,000 shares authorized, 100,000 shares issued and outstanding	463	—		463
Common stock, $.001 par value — 65,000,000 shares authorized, 45,965,002 shares issued and outstanding	46	—		46
Capital in excess of par value	84,981	—		84,981
Accumulated other comprehensive loss	(75)	—		(75)
Accumulated deficit	(52,896)	4,880	E	(48,016)
Common stock in treasury, at cost (218,411 shares)	(551)	—		(551)

Total shareholders’ equity	31,968	4,880		36,848

Total Liabilities and Shareholders’ Equity	$64,812	$(18,903)		$45,909

ZILA, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended April 30, 2006

	As Reported	Adjustments	Notes	Pro Forma
	(In thousands, except per share data)

Net revenues	$26,052	$(18,266)	F	$7,786
Cost of products sold	11,038	(6,817)	F	4,221

Gross profit	15,014	(11,449)		3,565
Operating costs and expenses:
Marketing and selling	15,734	(10,993)	F	4,741
General and administrative	10,116	(1,597)	F	8,519
Research and development	6,211	(473)	F	5,738
Depreciation and amortization	2,217	(920)	F	1,297

	34,278	(13,983)		20,295

Loss from operations	(19,264)	2,534		(16,730)

Other income (expense), net
Interest income	231	(29)	F	202
Interest expense	(898)	857	F	(41)
Loss on sale of assets	(26)	5	F	(21)
Other expense	(279)	213	F	(66)

	(972)	1,046		74

Loss from continuing operations before income taxes	(20,236)	3,580		(16,656)
Income tax expense	(4)	—		(4)

Loss from continuing operations	$(20,240)	$3,580	G,H	$(16,660)

Basic and diluted net income (loss) per common share:
Loss from continuing operations	$(0.45)			$(0.37)

Weighted average shares outstanding	45,684			45,684

ZILA, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Fiscal Year Ended July 31, 2005

	As Reported	Adjustments	Notes	Pro Forma
	(In thousands, except per share data)

Net revenues	$44,325	$(38,471)	F	$5,854
Cost of products sold	15,385	(12,477)	F	2,908

Gross profit	28,940	(25,994)	F	2,946
Operating costs and expenses:
Marketing and selling	15,939	(13,067)	F	2,872
General and administrative	12,026	(2,130)	F	9,896
Research and development	7,181	(486)	F	6,695
Depreciation and amortization	2,688	(1,130)	F	1,558

	37,834	(16,813)		21,021

Loss from operations	(8,894)	(9,181)		(18,075)
Other income (expense), net
Interest income	188	(11)	F	177
Interest expense	(196)	158	F	(38)
Loss on sale of assets	(6)	6	F	—
Other expense	(114)	6	F	(108)

	(128)	159		31

Loss from continuing operations before income taxes	(9,022)	(9,022)	F	(18,044)
Income tax expense	(8)	—		(8)

Loss from continuing operations	$(9,030)	$(9,022)	G	$(18,052)

Basic and diluted net income (loss) per common share:
Loss from continuing operations	$(0.20)			$(0.40)

Weighted average shares outstanding	45,565			45,565

ZILA, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Fiscal Year Ended July 31, 2004

	As Reported	Adjustments	Notes	Pro Forma
	(In thousands, except per share data)

Net revenues	$41,405	$(32,433)	F	$8,972
Cost of products sold	16,120	(12,146)	F	3,974

Gross profit	25,285	(20,287)		4,998
Operating costs and expenses:
Marketing and selling	9,552	(8,133)	F	1,419
General and administrative	11,499	(2,205)	F	9,294
Research and development	5,933	(457)	F	5,476
Impairment of assets	289	—		289
Depreciation and amortization	2,483	(1,057)	F	1,426

	29,756	(11,852)		17,904

Loss from operations	(4,471)	(8,435)		(12,906)
Other income (expense), net
Interest income	109	(3)	F	106
Interest expense	(342)	135	F	(207)
Gain on sale of assets	470	3	F	473
Other expense	(138)	—		(138)

	99	135		234

Loss from continuing operations before income taxes	(4,372)	(8,300)		(12,672)
Income tax expense	(2)	—		(2)

Loss from continuing operations	$(4,374)	$(8,300)	G	$(12,674)

Basic and diluted net income (loss) per common share:
Loss from continuing operations	$(0.10)			$(0.28)

Weighted average shares outstanding	45,334			45,334

ZILA, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Fiscal Year Ended July 31, 2003

	As Reported	Adjustments	Notes	Pro Forma
	(In thousands, except per share data)

Net revenues	$39,210	$(29,423)	F	$9,787
Cost of products sold	16,772	(11,940)	F	4,832

Gross profit	22,438	(17,483)		4,955
Operating costs and expenses:
Marketing and selling	7,225	(5,947)	F	1,278
General and administrative	11,826	(2,430)	F	9,396
Research and development	4,137	(274)	F	3,863
Depreciation and amortization	2,346	(986)	F	1,360

	25,534	(9,637)		15,897

Loss from operations	(3,096)	(7,846)		(10,942)

Other income (expense), net
Interest income	15	(11)	F	4
Interest expense	(390)	136	F	(254)
Contract settlement gain, net of related expenses	14,844	—		14,844
Gain on sale of assets	531	(6)	F	525
Other expense	(105)	(6)	F	(111)

	14,895	113		15,008

Income from continuing operations before income taxes	11,799	(7,733)		4,066
Income tax expense	(188)	—		(188)

Income from continuing operations	$11,611	(7,733)	G	$3,878

Basic and diluted net income per common share:
Income from continuing operations	$0.26			$0.09

Weighted average shares outstanding	45,115			45,115

NOTES:

A	To reflect the estimated net cash proceeds of approximately $37,500,000 (subject to working capital adjustments) less approximately $1,600,000 in professional fees and transaction expenses, the repayment of $20,100,000 due under the Credit Facility, and $900,000 of excess restricted cash collateral returned to Zila, Inc. upon the retirement of ZNI’s debt.

B	To reflect the sale of the assets and liabilities of ZNI.

C	To reflect the sale of the assets of ZNI and the loss of $2,200,000 associated with the unamortized debt issuance costs upon the repayment of the Credit Facility.

D	To reflect the repayment of the amounts due under the Credit Facility and the retirement of ZNI’s debt upon the sale of ZNI.

E	To reflect the estimated gain of $9,100,000 for financial statement purposes on the sale of ZNI and the $4,300,000 loss associated with the unamortized issuance and debt discount costs arising from the repayment of the Credit Facility. The gain on the sale of ZNI and the loss associated with the unamortized debt issuance and debt discount is not reflected in the unaudited pro forma condensed consolidated statements of operations.

F	To reflect the elimination of ZNI.

G	The pro forma condensed consolidated statements of operations for the fiscal years ended July 31, 2005, 2004 and 2003 and the nine months ended April 30, 2006 do not include the gain on the sale that will be recorded by Zila, Inc. in connection with the sale of ZNI. At April 30, 2006, such gain was approximately $9,100,000. Such gain will be recorded by Zila, Inc. at the time of the closing of the transaction.

H	The pro forma condensed consolidated statement of operations for the nine months ended April 30, 2006 does not include the loss for unamortized debt issuance costs and debt discount associated with the Credit Facility that will be recognized upon the repayment of that debt. At April 30, 2006, such loss was approximately $4,300,000.